Exhibit 99.2 CORSAIR INVESTOR PRESENTATION Q1 Earnings | May 4, 2021

INVESTOR PRESENTATION Forward Looking Statements This presentation contains forward looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the Company’s results may differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact could be deemed forward-looking statements, including but not limited to: information or predictions concerning the Company’s future financial performance, business plans and objectives, potential growth opportunities, financing plans, competitive position, technological industry or market trends, market growth potential and potential market opportunities. These statements are based on estimates and information available to the Company at the time of this presentation and are not guarantees of future performance. Actual results could differ materially from the Company’s current expectations as a result of many factors, including, but not limited to: the Company’s ability to build and maintain the strength of its brand among gaming and streaming enthusiasts and it‘s ability to continuously develop and successfully market new gear and improvements to existing gear; the introduction and success of new third-party high-performance computer hardware, particularly graphics processing units and central processing units, as well as sophisticated new video games; fluctuations in operating results; the risk that the Company is not able to compete with competitors and/or that the gaming industry, including streaming and eSports, does not grow as expected or declines; the loss or inability to attract and retain key management; delays or disruptions at manufacturing and distribution facilities of the Company or third parties; currency exchange rate fluctuations or international trade disputes resulting in the Company's gear becoming relatively more expensive to its overseas customers or resulting in an increase in the Company's manufacturing costs; the impact of the coronavirus on the Company's business ; and general economic conditions that adversely effect, among other things, the financial markets and consumer confidence and spending. The Company assumes no obligation, and does not intend, to update these forward-looking statements, except as required by law. Investors are urged to review in detail the risks and uncertainties outlined in Corsair’s Securities and Exchange Commission filings, including but not limited to Corsair’s Annual Report on Form 10-K for the year ended December 31, 2020, an its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 [once available] as well as the Risk Factors contained therein. You may get these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov. Our results for the quarter ended March 31 , 2021 are not necessarily indicative of our operating results for any future period. Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures, such as adjusted EBITDA, which are not recognized under the generally accepted accounting principles (“GAAP”) in the United states and designed to complement the financial information presented in accordance with GAAP in the United States because management believes such measures are useful to investors. The non-GAAP measures have limitations as analytical tools and you should not consider them in isolation of, or as an alternative to, measures prepared in accordance with U.S. GAAP. The non-GAAP measures used by the Company may differ from the non-GAAP measures used by other companies. The Company urges you to review the reconciliation of its non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures set forth in the Appendix to this presentation, and not to rely on any single financial measure to evaluate the Company's business. Market & industry Data This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to the Company's industry, the Company's business and the market for the Company's products and its future growth. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. in addition, projections, assumptions, and estimates of the company's future performance and the future performance off the market for its products necessarily subject to a high degree of uncertainty and risk. Unless otherwise specified, all figures are as of March 31 , 2021. DISCLAIMER 2

AGENDA Purpose. Market Trends. Business Highlights. Initiatives. Capabilities. Financial Results. Logo 3

OUR PURPOSE Power your gaming and content creation experiences. Logo 4

OUR AMBITION Provide our consumers with a lifetime of products and services that fuel their entertainment, creative and digital spaces. Logo 5

MARKET TRENDS 36% INCREASE IN AVERAGE GAMING TIME IMPACT OF ‘THIRD PLACES’ The average time spent playing video games is projected to increase from 1.1 hours per person per day to 1.5 hours during the next 5 years. Video Games Are the New “Third Place” A “Third Place” is a space outside the home and workplace/ school where people gather, and communities build. Today, video games are becoming third places. Fortnite is one of the best examples of the shift to social gaming. Fortnite now holds virtual concerts for millions of players and has dedicated a space for users to party, not battle. Source: Cathie Wood, CEO Ark Invest https://ark-invest.com/newsletters/issue-249/ 729M VIEWERS OF ESPORTS AND GAMES ESPORTS POISED FOR GROWTH A growing gamer population is fueling esports. The global market for esports is expected to grow at a CAGR of 11.1% from 2019-2024. Source: Newzoo Source: www.thinkadvisor.com/2021/02/21/arks-cathie-wood-5-big-investing-ideas-for-2021/ Logo 6 Source: www.thinkadvisor.com/2021/02/21/arks-cathie-wood-5-big-investing-ideas-for-2021/ Source: Newzoo

MARKET TRENDS


50M
GAMING CONTENT CREATION CHANNELS
YouTube & Twitch

SURGE IN CONTENT CREATION

Twitch has 9.6 million creators streaming each month[1]. Twitch now plans to diversify its programming lineup beyond gamers.

Over 100 billion hours of gaming content watched on YouTube in 2020

Over 40 million active gaming channels and, globally, there were over 100 billion hours of gaming content watched on YouTube in 2020.

"This year, we've seen an uptick in live gaming streams, which accounted for more than 10 billion watch time hours."

Source: https://blog.youtube/news-and-events/youtube-gaming-2020/


13% CAGR
DIGITAL CONTENT GROWTH FORECAST 2021 - 2026

RISE OF 'STUDIO' ENVIRONMENTS

COVID-19 shifted the focus from in-person to digital. As a result, more consumers desire higher-quality environments, or rooms for better set-ups to enhance their entertainment, creativity and collaboration via the internet.

Source: https://twitchtracker.com/statistics
(1) channels as of March 2021

Source: https://www.prnewswire.com/news-releases/digital-content-market-size-usd-397-390-million-by-2026-at-cagr-13--valuates-reports-301187341.html

CORSAIR
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BUSINESS HIGHLIGHTS - 12 MONTHS ENDING MARCH 31 84 PRODUCT LAUNCHES 33M UNITS SHIPPED 3 ACQUISITIONS logo 8

2021 Q1 REVENUE - RECORD $529M $529M REVENUE Q1 2021 $600M $450M $300M $150M $0M Q1 2019 Q1 2020 Q1 2021 +47% CAGR +72% GROWTH YOY Gaming Components and Systems Gamer and Creator Peripherals Logo 9

2021 Q1 GROSS PROFIT - MORE THAN DOUBLED YOY $160M GROSS PROFIT $180M $135M $90M $45M $0M Q1 2019 Q1 2020 Q1 2021 +104% GROWTH YOY +480BPS GROSS PROFIT MARGIN Gaming Components and Systems Gamer and Creator Peripherals Logo 10

2021 Q1 ADJUSTED EBITDA - ALMOST TREBLED YOY $80M ADJUSTED EBITDA $100M $75M $50M $25M $0M Q1 2019 Q1 2020 Q1 2021 197% GROWTH YOY 7.4X GROWTH LAST 2 YEARS Logo 11

OUR OPPORTUNITY: ~ $46B TAM Significant industry growth with category expansion TAM $B $50B $50B 2019 2020 STREAMING GEAR GAMING PERIPHERALS SOFTWARE + SERVICES GAMING COMPONENTS GAMING SYSTEMS Source: Jon Peddie Research Logo 12

OUR OPPORTUNITY: GROWING CATEGORIES 26 Product Categories. Best in Class Brands. Logo 13

THE OPPORTUNITY: ~2.8 BILLION GAMERS AND BEYOND Physical gatherings are being replaced by Gaming as a Metaverse. Cultural shifts and behaviors accelerating the TAM. 1B Mobile Payers* 459M Console Payers* 617M PC Payers* 33M CORSAIR units sold in last 12 months Source: Newzoo. *Represents gamers who have spent money on games in the last 6 months Logo 14

INITIATIVES Content Creation. Direct to Consumer. Software and Services. Integrated Experience. Logo 15

CONTENT CREATION & STREAMING Professionalize your personal studio experience, connecting your gaming passions and BEYOND… ORGANIC ADOPTION FOR UPCOMING TRENDS PODCASTING REMOTE EDUCATION WORK FROM HOME LIVE SHOPPING B2B RICH SUITE OF 7 CONTENT-CREATION FOCUSED PRODUCT CATEGORIES Twitch live streams are watched by 26.5M visitors daily. According to SuperData, there’s a bigger audience watching GAMING videos than the combined audiences of HBO, Netflix, ESPN and HULU combined. Source: https://TwitchTracker.com/statistics Logo 16

SOFTWARE & SERVICES A nascent proprietary software ecosystem with multiple touch points to cross-sell and offer a set of services. Committed to building a 360° services experience. Examples include our recent acquisition of Gamer Sensei Coaching & Training platform. CUE A CORSAIR INTERFACE CORSAIR.COM WFI LAN SLIPSTREAM USB SMBUS LAN WIRELESS Connect Players with Coaches 60+ RGB Supported Products Logo 17

DIRECT TO CONSUMER Engage directly with the customer for an integrated experience and more valuable relationship. Goal for 15% of CORSAIR revenue to come through a direct-to-consumer experience by 2023 Infrastructure, domain and technology investments to support multiple consumer touch-points Drive multiple purchases with customization, education and awareness DIRECT TO CONSUMER Components Subscriptions Software Afﬁliates Systems Services Content Solutions Brands.com Social Media Personalization Products Email Logo 18

INTEGRATED EXPERIENCE CORSAIR brands fulﬁll a wide variety of consumer needs, creating a lifetime relationship with our brands and products Start with one and educate Multi-brand and product strategy Integrated eco-system Build a lifetime relationship LIFETIME VALUE $$$$ COMPONENTS PRODUCTS SYSTEMS SOLUTIONS SERVICES SUBSCRIPTION CUSTOMER ENGAGEMENT SOFTWARE LIFETIME VALUE $ VISUALS By IMPULSE Elgato RIGIN SCUF Gamer Sensel Logo 19

CAPABILITIES Proven & Trusted. Authentic Community & Social. Strong Foundation. Eco-System For ‘Third Space’. Logo 20

THE COMPLETE PRODUCT SUITE FOR GAMING AND STREAMING POSITIONED FOR EXPONENTIAL GROWTH CORSAIR HARDWARE, SOFTWARE AND SERVICES ENGINE • ‘Best-of-breed’ brand strategy • Trusted in 26+ product categories • Over 200M products shipped • Strategic global channel partners • Integrated eco-system • Innovator with over 240 patents • Customization and personalization • 1.3B+ reach through influencer network Proven and trusted. STUDIO ACCESSORIES HID ACCESSORIES HEADSET PERFORMANCE CONTROLLER KEYBOARD MICROPHONE MOUSEPAD MOUSE EXTERNAL CAPTURE CARD CAPTURE CARD POWER SUPPLY STREM DECK CPU COOLER CUSTOM COOLING CASE ANS SSD MEMORY CAM LINK COMPONENT ACCESSORIES SSD FANS CASE legato RIGIN SCUF Gaming Gamer Sensei Visuals By impulse Logo 21

LOYAL COMMUNITY & STRONG INFLUENCER NETWORK CORSAIR brands direct social following Source: (1) Sideqik - Sum of all CORSAIR brands sponsored inﬂuencers over 12 months through March 31st (2) Stream Hatchet - Sum of all CORSAIR brands sponsored inﬂuencers over 12 months through March 31st 6.8M+ FOLLOWERS 6.1M+ FOLLOWERS 4.2M+ FOLLOWERS 1.9M+ SUBSCRIBERS 800+ Inﬂuencers 1.3B+REACH 3.7B+ VIDEO VIEWS (1) 715M+ Hours watched (2) Logo 22

Community Platforms Products Brands VBI Global Distribution Global Infrastructure STRONG FOUNDATION Strong foundation positioned for growth. Logo 23

POSITIONED FOR SIGNIFICANT GROWTH - ‘GAMING HAS BECOME THE THIRD SPACE OUTSIDE WORK AND HOME’ BEFORE NOW NEXT 1994 – 2004 2005 – 2010 2011-2016 2017 – 2018 2019 – 2021 2021 OVERCLOCKING MEMORY DIY COMPONENTS & LIQUID COOOLING STREAMING EQUIPMENT & SYSTEMS COMPLETE GAMING SUITE & PERSONAL STUDIO 2.8B Gamers 26 product categories and growing THIRD SPACE & BEYOND Content Creators GAMING PERIPHERALS Logo 24

FINANCIAL RESULTS Logo 25

STRONG TOP-LINE GROWTH -REVENUE $704M $803M $1,163M $234M $294M $539M 2018 2019 2020 +26% +14% $1,702 M $1,097 M $938 M +83% +45% $233M $354M $76M $176M Q1'20 Q1'21 +132% +52% $309 M $529 M +55% YoY Growth +17% YoY Growth +72% YoY Growth Gamer and Creator Peripherals Gaming Components and Systems Total Source: Company Management Note: Financials in $M. 2018 and 2019 financials are not presented on a pro-forma basis for CORSAIR’s acquisitions of Elgato in 2018 and Origin and SCUF in 2019. Logo 26 Source: Company Management. Note: Financials in $M. 2018 and 2019 financials are not presented on a pro-forma basis for CORSAIR’S acquisitions of Elgato in 2018 and Origan and SCUF in 2019.

GROSS MARGIN EXPANSION IN BOTH OUR SEGMENTS SEGMENT GROSS PROFIT +16% YoY Growth +108% YoY Growth $119M $143M $276M $56M $91M $73M $81M $190M $22M $69M 2018 2019 2020 Q1'20 Q1'21 $465 M $224 M $193 M +11% +20% +133% +104% YoY Growth +211% +62% $79 M $160 M SEGMENT GROSS MARGIN 20.6% 27.3% 30.3% 16.9% 23.7% 25.9% 31.5% 35.2% 39.1% 2018 2020 Q1'21 Gamer and Creator Peripherals Gaming Components and Systems Total Source: Company Management Note: Financials in $M. 2018 and 2019 financials are not presented on a pro-forma basis for CORSAIR’s acquisitions of Elgato in 2018 and Origin and SCUF in 2019. Logo 27 Source: Company Management. Note: Financials in $M. 2018 and 2019 financials are not presented on a pro-forma basis for CORSAIR’S acquisitions of Elgato in 2018 and Origan and SCUF in 2019.

EXPANDING ADJUSTED EBITDA WITH LOW CAPEX Capex Spend (% of Revenue) 0.9% 0.8% 0.5% Adj EBITDA Margin 7.2% 6.5% $67 M $72 M $213 M 2018 2019 2020 Adjusted EBITDA (1) 12.5% $27 M $80 M Q1'20 Q1'21 8.8% 15.2% 0.6% 0.4% +197% YoY Growth Source: Company Management. Note: Financials in $M. (1) Adjusted EBITDA is determined by adding back to GAAP net income (loss) the acquisition accounting impacts related to recognizing acquired deferred revenue and inventory at fair value, stock-based compensation, certain acquisition-related and integration-related expenses, change in fair value of contingent consideration for business acquisition, executive transition costs, non-deferred costs associated with the IPO and the secondary offering, debt modification costs, intangible asset amortization, depreciation and amortization, interest expense (including loss on extinguishment of debt) and tax expense (benefit). While we believe Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operations, we urge you to review the reconciliation of Adjusted EBITDA to our most directly comparable GAAP financial measures set forth in the Appendix to this presentation. Note: 2018 and 2019 financials are not presented on a pro-forma basis for CORSAIR’s acquisitions of Elgato in 2018 and Origin and SCUF in 2019. Logo 28 Source: Company Management. Note: Financials in $M. [1] Adjusted EBITDA is determined by adding back to GAAP net income (loss) the acquisition accounting impacts related to recognizing acquired deferred revenue and inventory at fair value, stock-based compensation, certain acquisition-related and integration-related expenses, change in fair value of contingent consideration for business acquisition, executive transition costs, non-deferred costs associated with the IPO and the secondary offering, debt modification costs, intangible asset amortization, deprecation and amortization, interest expense (including loss on extinguishment of debt) and tax expense (benefit). While we believe Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operations, we urge you to review the reconciliation of Adjusted EBITDA to our most directly comparable GAAP financial measures set forth in the Appendix to this presentation. Note: 2018 and 2019 financials are not presented on a pro-forma basis for CORSAIR’S acquisitions of Elgato in 2018 and Origan and SCUF in 2019.

RECORD Q1 Net revenue growth of 71.6% to $529.4 million and Adjusted EBITDA nearly tripled to $80.4 million, driven by strong demand across all of our product lines as we continue to see elevated levels of gaming activity and casual gamers becoming committed gamers Record Gross margin of 30.3%, an increase of 480 basis points over Q1 20’, driven primarily by product mix Adjusted EPS of $0.58 up $0.45 over Q1’ 20 Cash flow from operations of $27.8 million used to pay down $28.0 million of debt Q1’21 Q1’20 YOY Net Revenue $529.4 $308.5 71.6% Gross Profit $160.3 $78.6 103.9% Gross Profit Margin 30.3% 25.5% 480 bps Operating Income $67.3 $13.3 404.5% Adjusted Operating Income $80.4 $25.0 221.4% Net Income $46.7 $1.2 3,739.2% Earnings per Share (diluted) $0.47 $0.01 4,600.0% Adjusted Net Income $58.2 $11.2 420.4% Adjusted Earnings per Share (diluted) $0.58 $0.13 346.2% Adjusted EBITDA $80.4 $27.1 196.6% Note: $M except EPS and percentages; See appendix for non-GAAP reconciliations Logo 29 Note: $M except EPS and percentages; See appendix for non-GAAP reconciliations.

GAMER AND CREATOR PERIPHERALS – Q1 RESULTS



Gamer and Creator Peripherals segment net revenue more than doubled growing 131.9%, driven by sales of Elgato branded streaming products, as well as other peripherals including SCUF controllers

Gamer and Creator Peripherals segment net revenue was almost a third of total net revenue, an increase of 860 basis points over Q1'20

Gamer and Creator Peripherals segment gross profit more than tripled to $68.9 million

Gamer and Creator Peripherals segment gross margin was a record 39.1%, an increase of 990 basis points over Q1' 20, largely mix driven with increasing sales of higher margin products, coupled with less promotional activities

	Q1'21	Q1'20	YOY
Net Revenue	$175.9	$75.9	131.9%
% of Total Net Revenue	33.2%	24.6%	860 bps
Gross Profit	$68.9	$22.1	211.1%
Gross Profit Margin	39.1%	29.2%	990 bps



CORSAIR

Note: $M except percentages.

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GAMING COMPONENTS AND SYSTEMS –Q1 RESULTS Gaming Components and Systems segment net revenue growth of 51.9%, driven by strong sales across all products as more consumers buy and build $2K+ gaming PCs Gaming Components and Systems segment gross profit was $91.5 million, an increase of 61.9% over Q1’ 20 Gaming Components and Systems segment gross margin was 25.9%, an increase of 160 basis points over Q1’ 20, driven by increasing sales of higher margin products, coupled with less promotional activities Q1’21 Q1’20 YOY Net Revenue $353.5 $232.7 51.9% % of Total Net Revenue 66.8% 75.4% -860 bps Gross Profit $91.5 $56.5 61.9% Gross Profit Margin 25.9% 24.3% 160 bps Note: $ M except percentages Logo 31 Note: $M except percentages.

INCREASED FULL-YEAR 2021 GUIDANCE (1) Financial Metrics Net Revenue Adjusted Operating Income Adjusted EBITDA 2021 New Guidance $1.9-2.1 billion $235-255 million $245-265 million Old Guidance $1.8-1.95 billion $205-220 million $215-230 million (1) Actual results may differ materially from these estimates. Given the number of risk factors, uncertainties and assumptions discussed below, actual results may differ materially. We do not intend to update our financial outlook until our next quarterly results announcement. Estimates should not be viewed as a substitute for our full annual financial statements, and are not necessarily indicative of the results to be expected for any future period. Certain non GAAP measures included in our financial outlook were not reconciled to the comparable GAAP financial measures because the GAAP measures are not accessible on a forward-looking basis. We are unable to reconcile these forward looking non-GAAP financial measures to the most directly comparable GAAP measures without unreasonable efforts because we are currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact GAAP measures for these periods but would not impact the non-GAAP measures. Such items may include stock-based compensation charges, public offering related charges, depreciation and amortization, severance, and other items. The unavailable information could have a significant impact on our GAAP financial results Logo 32 (1) Actual results may differ materially from these estimates. Given the number of risk factors, uncertainties and assumptions discussed below, actual results may differ materially. We do not intend to update our financial outlook until our next quarterly results announcement. Estimates should not be viewed as a substitute for our full annual financial statements, and are not necessarily indicative of the results to be expected for any future period. Certain non-GAAP measures included in our financial outlook were not reconciled to the comparable GAAP financial measures because the GAAP measures are not accessible on a forward-looking basis. We are unable to reconcile these forward looking non-GAAP financial measures to the most directly comparable GAAP measures without unreasonable efforts because we are currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact GAAP measures for these periods but would not impact the non-GAAP measures. Such items may include stock-based compensation charges, public offering related charges, depreciation and amortization, severance, and other items. The unavailable information could have a significant impact on our GAAP financial results

DEBT SUMMARY ($ in millions) Cash (excluding restricted cash) Term Loan (face value) Total Debt (face value) Net Debt March 31, 2021 $121.6 $299.0 $299.0 $177.3 Repaid $28 million of term loan debt during Q1’21 Expect to pay off an additional $72 million this year for a total of $100 million of term loan debt reduction subject to business conditions and any need for additional growth capital Logo 33

APPENDIX Logo 34

USE AND RECONCILIATION OF NON-GAAP FINANCIAL MEASURES To supplement the financial results presented in accordance with GAAP, this presentation includes certain non-GAAP financial information, including Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income and Adjusted Net Income Per Share. These are important financial performance measures for us, but are not financial measures as defined by GAAP. The presentation of this non-GAAP financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We use Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income and Adjusted Net Income Per Share to evaluate our operating performance and trends and make planning decisions. We believe that these non-GAAP measures help identify underlying trends in our business that could otherwise be masked by the effect of the expenses and other items that we exclude in such non-GAAP measures. Accordingly, we believe that Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income and Adjusted Net Income Per Share provide useful information to investors and others in understanding and evaluating our operating results, enhancing the overall understanding of our past performance and future prospects, and allowing for greater transparency with respect to the key financial metrics used by our management in our financial and operational decision-making. We also present these non-GAAP financial performance measures because we believe investors, analysts and rating agencies consider them useful in measuring our ability to meet our debt service obligations. Our use of these terms may vary from that of others in our industry. These non-GAAP financial measures should not be considered as an alternative to revenues, operating income, net income, cash provided by operating activities or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. Reconciliations of these measures to the most directly comparable GAAP financial measures are presented in the attached schedules. We calculate these non-GAAP financial measures as follows: Adjusted operating income, non-GAAP, is determined by adding back to GAAP operating income the acquisition accounting impact related to recognizing acquired inventory at fair value, change in fair value of contingent consideration for business acquisition, stock-based compensation, intangible asset amortization, certain acquisition-related and integration-related expenses, non-deferred costs associated with the IPO, secondary offering costs, and debt modification costs. Adjusted net income, non-GAAP, is determined by adding back to GAAP net income the acquisition accounting impact related to recognizing acquired inventory at fair value, change in fair value of contingent consideration for business acquisition, stock- based compensation, intangible asset amortization, certain acquisition-related and integration-related expenses, non-deferred costs associated with the IPO, secondary offering costs, debt modification costs, loss on extinguishment of debt, and the related tax effects of each of these adjustments. Adjusted net income per diluted share, non-GAAP, is determined by dividing adjusted net income, non-GAAP by the respective weighted average shares outstanding, inclusive of the impact of other dilutive securities. Adjusted EBITDA is determined by adding back to GAAP net income the acquisition accounting impact related to recognizing acquired inventory at fair value, change in fair value of contingent consideration for business acquisition, stock-based compensation, certain acquisition-related and integration-related expenses, non-deferred costs associated with the IPO, secondary offering costs, debt modification costs, intangible asset amortization, depreciation and amortization, interest expense (including loss on extinguishment of debt) and tax expense. Adjusted EBITDA margin is determined by dividing adjusted EBITDA by net revenue for the respective periods. We encourage investors and others to review our financial information in its entirety, not to rely on any single financial measure and to view these non-GAAP financial measures in conjunction with the related GAAP financial measures. 35

36 GAAP TO NON-GAAP RECONCILIATIONS Non-GAAP Operating Income Reconciliations (unaudited, in thousands, except percentages)

37 GAAP TO NON-GAAP RECONCILIATIONS Non-GAAP Net Income and Net Income Per Share Reconciliations (unaudited, in thousands, except per share amounts and percentages)

38 ADJUSTED EBITDA RECONCILIATIONS Adjusted EBITDA Reconciliations (unaudited, in thousands, except percentages)

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